                                                                   EXHIBIT 10(f)

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of this 27th day of March, 1998 by and among RARE HOSPITALITY INTERNATIONAL, INC. (formerly known as Longhorn Steaks, Inc.), a corporation organized under the laws of Georgia ("RHI"), certain Subsidiaries of RHI listed on the signature pages hereto (the "Subsidiary Borrowers" and, together with RHI, the "Borrowers"), the Lenders who are or may become a party to the Credit Agreement referred to below, and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of Georgia), as Agent for the Lenders (the "Agent"), and FLEET NATIONAL BANK, as Co-Agent for the Lenders.

                              Statement of Purpose

         The Lenders agreed to extend certain Loans to the Borrowers pursuant to the Credit Agreement dated as of December 18, 1996 by and among the Borrowers, the Lenders, the Agent and the Co-Agent, as amended by the First Amendment to Credit Agreement dated as of November 6, 1997 (as so amended and as further amended or supplemented from time to time, the "Credit Agreement").

         The parties now desire to amend the Credit Agreement in certain respects on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect.

         2. Capitalized Terms. All capitalized undefined terms used in this Second Amendment shall have the meanings assigned thereto in the Credit Agreement.

         3. Modification of Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) The following definition is hereby added to Section 1.1 of the Credit Agreement (in alphabetical order):

         "         `RHI' means Rare Hospitality International, Inc. (formerly known as Longhorn Steaks, Inc.)."

         (b) Section 2.6 of the Credit Agreement is hereby deleted in its entirety and the following Section 2.6 shall be substituted in lieu thereof:

         "         Section 2.6. Termination of Credit Facility. The Credit
         Facility shall terminate on the earliest of (i) December 18, 1999, (ii) the date of permanent reduction of the Aggregate Commitment in whole pursuant to Section 2.5 and (iii) the date of termination by the Agent on behalf of the Lenders pursuant to Section 10.2(a); provided, that not earlier than the one hundred and twentieth (120th) day and not later than the ninetieth (90th) day prior to the then existing Termination Date (the "Extension Date"), RHI, on behalf of the Borrowers, may, by written notice (an "Extension Request") given to the Agent, request that the date set forth in clause (a) above be extended for one (1) year. The Agent shall promptly advise each Lender of its receipt of any Extension Request and furnish each Lender with a copy thereof. Each Lender may, in its sole discretion, consent to the requested extension by giving written notice thereof to the Agent not later than the Business Day (the "Extension Confirmation Date") immediately preceding the date which is thirty (30) days after receipt of the Extension Request. No Lender shall be under any obligation or commitment to extend such date and no such obligation or commitment on the part of any Lender shall be inferred from the provisions of this
         Section 2.6. Failure on the part of any Lender to respond to an Extension Request by the applicable Extension Confirmation Date shall be deemed to be a denial of such request by such Lender. The requested extension shall not be granted unless one hundred percent (100%) of the Lenders shall have consented in writing to such extension."

         (c) The grid set forth in Section 3.1(c)(ii) of the Credit Agreement is hereby deleted in its entirety and the following grid shall be substituted in lieu thereof:

         "                                                    Applicable Margin Per Annum
                  Leverage Ratio                              Base Rate +        LIBOR Rate +
                  --------------                              -----------        ------------
                  greater than or
                  equal to 3.25                                  0.00%               1.50%

                  greater than or
                  equal to 2.75 but
                  less than 3.25                                 0.00%               1.25%

                  greater than or
                  equal to 2.25 but
                  less than 2.75                                 0.00%               1.00%

                  less than 2.25                                 0.00%               0.75%"


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         (d) Sections 8.1, 8.2, 8.3 and 8.4 of the Credit Agreement are hereby deleted in their entirety and the following Sections 8.1, 8.2, 8.3 and 8.4 shall be substituted in lieu thereof:

         "        SECTION 8.1. Leverage Ratio. As of the end of any fiscal
         quarter, permit the ratio of (a) the sum of (i) the Consolidated Debt of RHI and its Subsidiaries as of such date plus (ii) the product of Rental Expense for the period of four (4) consecutive fiscal quarters ending on such date multiplied by eight (8) to (b) EBITDAR for the period of four (4) consecutive fiscal quarters ending on such date, to exceed (i) 3.50 to 1.00 for the fiscal quarters ending March 29, 1998, June 28, 1998 and September 27, 1998 and (ii) 3.25 to 1.00 for each fiscal quarter thereafter.

                  SECTION 8.2. Minimum Net Worth. Permit, at any time, Net Worth to be less than (a) $110,000,000 plus (b) 50% of cumulative quarterly Consolidated Net Income of RHI and its Subsidiaries commencing on March 29, 1998 (without deduction for any quarterly losses) plus (c) 100% of the net proceeds received by RHI or any of its Subsidiaries of any equity issuance by RHI or any of its Subsidiaries subsequent to the Closing Date.

                  SECTION 8.3. Fixed Charge Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) EBITR for the period of four
         (4) consecutive fiscal quarters ending on such date to (b) the sum of Interest Expense for such period plus Rental Expense for such period, to be less than (i) 1.70 to 1.00 for the fiscal quarters ending March 29, 1998, June 28, 1998 and September 27, 1998 and (ii) 2.00 to 1.00
         for each fiscal quarter thereafter.

                  SECTION 8.4. Capital Expenditures; Investments. Permit Capital Expenditures and investments in joint ventures permitted pursuant to
         Section 9.4(e) to be greater than $40,000,000 in the aggregate during any Fiscal Year; provided, that (a) investments in any single Non-Controlled Joint Venture shall not exceed $3,500,000, (b) investments in Non-Controlled Joint Ventures shall not exceed $20,000,000 in the aggregate on any date of determination and (c) in no event shall more than sixty percent (60%) of aggregate Capital Expenditures and investments permitted in any Fiscal Year be used for Capital Expenditures or investments with respect to restaurants in any one specific restaurant concept (e.g. Longhorn Steakhouse, Bugaboo Creek Steak House or The Capital Grille). For the purposes of this
         Section 8.4 "Non-Controlled Joint Venture" shall mean a joint venture in which (a) RHI and its Subsidiaries own less than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such Person or (b) RHI and its Subsidiaries own fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such Person and are not otherwise in control of the management of such Person."


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

         4. Amendment Fee. The Borrowers hereby agree to pay to the Agent, to be distributed pro rata among the Lenders, an amendment fee equal to $50,000.

         5. Representations and Warranties/No Default. By their execution hereof, the Borrowers hereby certify that (giving effect to this Second Amendment): (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and
(ii) as of the date hereof no Default or Event of Default has occurred and is continuing.

         6. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Second Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Agent.

         7. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         8. Counterparts. This Second Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         9. Fax Transmission. A facsimile, telecopy or other reproduction of this Second Amendment may be executed by one or more parties hereto, and an executed copy of this Second Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Second Amendment as well as any facsimile, telecopy or other reproduction hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date and year first above written.



[CORPORATE SEAL]                    RARE HOSPITALITY INTERNATIONAL, INC.

                                    By:    /s/ Philip J. Hickey, Jr.
                                       ---------------------------------
                                    Name:  Philip J. Hickey, Jr.
                                         -------------------------------
                                    Title: President & COO
                                          ------------------------------


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[CORPORATE SEAL]                    BUGABOO CREEK STEAK HOUSE, INC.


ATTEST:

By:    /s/ B. A. Waites               By:    /s/ Philip J. Hickey, Jr.
   --------------------------             -------------------------------
Name:  Benjamin A. Waites             Name:  Philip J. Hickey, Jr.
     ------------------------             -------------------------------
Title: Asst. Corp. Secretary (RARE)   Title: President & COO
       Asst. Corp. Secretary(Bugaboo)       ------------------------------
     -------------------------------


                                    FIRST UNION NATIONAL BANK, as Agent and
                                    Lender


                                    By:    /s/ Thomas Hackett
                                       ---------------------------------
                                    Name:  Thomas Hackett
                                         -------------------------------
                                    Title: AVP
                                          ------------------------------


                                    FLEET NATIONAL BANK, as Lender



                                    By:    /s/ O. Bennett
                                       ---------------------------------
                                    Name:  Oliver Bennett
                                         -------------------------------
                                    Title: VP
                                          ------------------------------


                                    AMSOUTH BANK OF ALABAMA, as Lender


                                    By:    /s/ Alan Lott
                                       ---------------------------------
                                    Name:  Alan Lott
                                         -------------------------------
                                    Title: Vice President
                                          ------------------------------



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